---------------------------------------------------

DIRECTORS                                   OFFICERS
Barton M. Biggs                             James W. Grisham
CHAIRMAN OF THE BOARD                       VICE PRESIDENT
  Chairman and Director, Morgan Stanley     Michael F. Klein
  Asset Management Inc. and Morgan Stanley  VICE PRESIDENT
  Asset Management Limited; Managing        Harold J. Schaaff,
  Director, Morgan Stanley & Co.            Jr.
  Incorporated; Director, Morgan Stanley    VICE PRESIDENT
  Group Inc.                                Joseph P. Stadler
Frederick B. Whittemore                     VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD                  Valerie Y. Lewis
  Advisory Director, Morgan Stanley & Co.   SECRETARY
  Incorporated                              Karl O. Hartmann
Warren J. Olsen                             ASSISTANT SECRETARY
DIRECTOR AND PRESIDENT                      James R. Rooney
  Principal, Morgan Stanley Asset           TREASURER
  Management Inc. and Morgan Stanley & Co.  Joanna M. Haigney
  Incorporated                              ASSISTANT TREASURER
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.
Gerard E. Jones
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

------------------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             ASIAN EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

LETTER TO SHAREHOLDERS
-------

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in common stocks traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest in securities which are principally traded in Japan or in companies organized under the laws of Japan.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) COMBINED FAR EAST
FREE EX-JAPAN INDEX(1)
------------------------------------------------

                                            TOTAL RETURNS(2)
                            ------------------------------------------------
                                                      AVERAGE      AVERAGE
                                                      ANNUAL       ANNUAL
                                            ONE        FIVE         SINCE
                                YTD        YEAR        YEAR       INCEPTION
                               -----     ---------  -----------  -----------
PORTFOLIO--CLASS A........        3.17%       5.30%      21.12        19.16%
PORTFOLIO--CLASS B(3) ....        2.69      N/A         N/A          N/A
INDEX.....................        6.29        8.30       18.78        17.21

1. The MSCI Combined Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (assumes dividends reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI COMBINED FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

For the nine month period ended September 30, 1996, the Portfolio had a total return of 3.17% for the Class A shares and 2.69% for the Class B shares, as compared to a total return of 6.29% for the Morgan Stanley Capital International
(MSCI) combined Far East Free ex-Japan Index. The average annual total return for the twelve month and five year periods ended September 30, 1996 and for the period from inception on July 1, 1991 through September 30, 1996 was 5.30%, 21.12% and 19.16%, respectively, for the Class A shares as compared with 8.30%, 18.78% and 17.21%, respectively, for the Index.

REVIEW

    The Portfolio underperformed the MSCI Index over the third quarter. For the three months ended September 30, 1996, the Portfolio had a total return of -2.44% for the Class A shares and -2.49% for the Class B shares compared with -1.91% for the Index. The Portfolio had underperformed mainly because of asset allocation. The Portfolio was overweighted in Thailand and South Korea, both of which underperformed the composite Index for the quarter. The Portfolio was also underweighted in Hong Kong which did well. However, the Portfolio gained some lost ground through stock selection. Stock selection was good in Hong Kong and Thailand and China. Among the larger holdings in the portfolio, the better performing ones were HSBC Holdings (up 22.7%), New World Development (up 13.1%) and Hutchison Whampoa (up 6.8%).

The Portfolio has underperformed the Index year-to-date mainly because of stock selection. Stock selection was weak in several countries including Malaysia, Hong Kong, Indonesia and Thailand.

MARKET REVIEW

    In the first nine months of this year, Asian markets were generally on an uptrend. But the performances of the countries varied widely. Domestic factors were the key determinants of market directions for the most part of the year. Taiwan was the best performing market after a disastrous year. It recovered strongly this year when political tensions eased between China and Taiwan. The inclusion into the MSCI Index also lifted the market, with Taiwan ending the nine months up 33.6%. Hong Kong benefited from recovering property prices and funds flow into the region. Hong Kong rose 15.8% year-to-date. The markets that were very weak were Thailand and South Korea, which declined by 15.0% and 23.3% respectively. Both were affected by domestic issues of rising current account deficits, securities margin calls and a rapidly slowing economy.

Over the third quarter, Asian markets were generally weak. Of the nine countries in the new Morgan Stanley Capital International (MSCI) combined Far East Free ex-Japan Index, only two registered positive gains over the three month period. The two markets that went up were Hong Kong (up 4.4%) and Malaysia (up 0.5%). Of the remaining seven that declined, the worst performing ones were Thailand (down 13.5%) and South Korea (down 9.9%).

The best performing market by far in the third quarter was Hong Kong. Hong Kong benefited mainly from flows into the region. The market had been volatile throughout most of the quarter, moving in line with the volatility in the U.S. equities markets. Half-year earnings came in strong and earnings were gradually revised. Sentiment also turned positive towards China-related stocks. With the U.S. Federal Reserve keeping interest rates unchanged, the market powered ahead further.

Malaysia ended the quarter almost unchanged. the market had initially fallen on fears of disappointing earnings and poor trade figures. But many companies reported stronger than expected half-year earnings. In addition, the trade deficit for first half of 1996 was only MR 0.8 billion versus MR 5.6 billion versus the first half of 1995. This coupled with stable interest rates sparked a strong round of buying. The second board on the Kuala Lumpur Stock Exchange had by the close of the quarter outperformed the main board by a broad margin.

Thailand came down hard in the third quarter with selling reaching climactic levels. Weak economic numbers had sparked fears of a growth recession, i.e. 6% GDP growth. For the first seven months of this year, exports had grown only 4% and all signs point to a widening of the trade and current account deficits. The slow-down has raised questions about the rapidly deteriorating real estate market and the asset quality of the banks and finance companies which have exposure to real estate. Sentiment was also not helped by a no-confidence motion against the Prime Minister, which eventually culminated in his resignation. In a subsequent surprise move, the parliament was dissolved and general elections were set for November 17. On the last trading day of the quarter, the Thai market rose 5% as investors turned positive in anticipation of stronger political leadership. Year-to-date, the market has fallen 15.0%.

The second worst performing market over the quarter was South Korea, which fell 9.9%. The Korean market continued to be plagued by weak economic numbers. Real GDP growth, for example, slowed to 6.7% in the second quarter of 1996, down from 7.9% in the first quarter of 1996. There was also growing concern over the widening trade deficit due to weak exports. South Korean competitiveness deteriorated with the Japanese yen weakening, where Japan is a major export competitor. Redemption of stock margins and a massive supply of new equity (of close to US$2 billion) coming to the market prompted heavy selling. Even the foreign limit expansion from 18% to 20% on October 1st failed to lift the market towards the close of the quarter. Year-to-date, the Korean market fell by 23.3%.

PORTFOLIO ACTIVITIES

    Major purchases were made during the quarter in Korea, Thailand and Singapore. The Portfolio increased its weighting in Thailand and Korea as these markets have fallen sharply, yielding stocks at attractive valuations. Our weightings in these countries increased by about 1.5% each. Some of the major purchases in Korea were LG Information and Communications, Housing & Commercial Bank and Hanwha Chemical. In Thailand, the Portfolio increased its existing holdings in Advanced Info Services and Shinawatra Computer. These two stocks had fallen in part because of fears over their cellular franchises and also the broad market decline. The probability of a further decline in the market remains low, and as such these stocks represent buying opportunities. Buying in Singapore was primarily centered on bank counters.

The Portfolio took its weightings down in Indonesia and the Philippines. The political risks in Indonesia had basically increased due to widening wealth disparity and was heightened when the President underwent a medical examination. The market had risen as high as 23% at one stage. The Portfolio took advantage of this rise to trim selected overvalued stocks. Stocks that were sold this quarter included Indocement, Bimantara Citra and Semen Gresik. In the Philippines, positions in Ayala Corp and C&P Homes were reduced because these stocks had reached unsustainable valuations. They both have exposure to the property sector, where it looks increasingly over-inflated. Despite the sales, the Portfolio is still market weighted in the Philippines because earnings growth in this market continues to be very strong.

MARKET OUTLOOK

    Asian markets in general are likely to continue to trend up on the back of sustained economic growth. Hong Kong should continue to perform well because investors are becoming less and less concerned about the 1997 handover to China. The Chinese economy should also be stimulated by the recent credit easing. This should bode well for credit-strapped companies and some of the H-share companies are likely to perform well. In Taiwan, the market is well supported by domestic liquidity. The inclusion of Taiwan in the MSCI Index may also draw buying from foreigners who are underweighted in this market. However, in the absence of an earnings recovery, it would appear unlikely that the market will take off strongly from here. South Korea continues to be plagued by technical and macroeconomic concerns. Until the macro picture improves, the market as a whole cannot take off.

Malaysia should see interest returning to the big blue chip stocks, which have underperformed the broader market. Earnings are expected to pick up in these larger capitalization companies in the second half of the year. Previous fears about economic over-heating and a widening current account deficit appear to have receded. Liquidity remains ample in the system. Singapore should remain dull in the coming months as no major corporate developments are expected. But the correction in the market has taken it to the low end of its historical range for forward PEs. The Philippines is currently trading at a relatively expensive valuation to the region. This will cap the upside on the market. This is demonstrated by the fact that despite very positive macroeconomic news and further upward earnings revision, the market has failed to scale new heights. Political changes in Thailand should be a positive step for the market. Still, there must be earnings momentum and an improving macro picture before the market can take off from here. There are small signs that the economy is rebounding, but it remains to be seen whether it can be sustained.

PORTFOLIO STRATEGY

    Over the next few months the Portfolio is likely to increase its weighting in Thailand and Korea. Both these markets have been sold down to historically low levels but selective stocks appear very attractive. It could be a while before these markets turn upwards; the Portfolio will use this opportunity to accumulate stocks at current levels. Bank stocks in Korea, for example, look attractive, trading at or below book value. Some petrochemical companies in Korea have become very cheap, trading at deep discounts to their replacement values. In Thailand, the telecommunications companies are trading at valuations that do not accurately reflect their good earnings potential. They offer great value in the long run. The Portfolio will also seek out stocks that will benefit from a stronger Chinese economy. The increased allocations in these countries will come mainly from existing cash.

Ean Wah Chin
PORTFOLIO MANAGER

October 1996

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1996

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
COMMON STOCKS (93.9%)
  CHINA (0.5%)
         73,100    Changchai Co., Ltd., Class B         $      47
      2,414,000    Guangshen Railway, Class H                 929
          4,800    Jilin Chemical Co. Ltd. ADR                 69
      4,973,000    Yizheng Chemical Fibre Co., Class
                    H                                       1,209
                                                        ---------
                                                            2,254
                                                        ---------
  HONG KONG (25.9%)
        402,000    Asia Satellite Telecommunications
                    Holdings Ltd.                           1,063
      1,030,000    CDL Hotels International Ltd.              559
      2,425,000    Cheung Kong Holdings Ltd.               18,659
        679,000    Cheung Kong Infrastructure
                    Holdings                                1,120
        517,500    China Light & Power Co., Ltd.            2,409
      1,047,500    Citic Pacific Ltd.                       4,741
         24,000    Guangshen Railway Co., Ltd., ADR           456
        412,300    Hang Seng Bank Ltd.                      4,372
        792,020    Hong Kong & Shanghai Bank Holdings
                    plc                                    14,697
      8,971,000    Hong Kong Telecommunications Ltd.       16,241
      2,280,000    Hutchison Whampoa Ltd.                  15,332
        688,000    Kerry Properties Ltd.                    1,628
      2,161,000    New World Development Co., Ltd.         11,346
        826,100    Sun Hung Kai Properties Ltd.             8,787
      1,146,060    Swire Pacific Ltd., Class A             10,263
        818,000    Tingyi (Cayman Islands) Holding
                    Co.                                       172
      1,115,000    Wharf Holdings Ltd.                      4,614
                                                        ---------
                                                          116,459
                                                        ---------
  INDIA (0.5%)
         38,000    Grasim Industries Ltd., GDR                503
         76,500    Hindalco Industries Ltd., GDR            1,454
         45,000    Mahindra & Mahindra Ltd., GDR              473
                                                        ---------
                                                            2,430
                                                        ---------
  INDONESIA (4.8%)
      1,094,500    Astra International (Foreign)            2,144
      1,139,506    Bank International Indonesia
                    (Foreign)                               1,668
        899,000    Barito Pacific Timber (Foreign)            551
        531,000    Gudang Garam (Foreign)                   2,000
        330,600    Hanajaya Mandala Sampoerna
                    (Foreign)                               3,216

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
      2,735,810    Indah Kiat Pulp & Paper Corp.
                    (Foreign)                           $   2,090
      1,247,999    Sorini Corp. (Foreign)                     806
      5,953,500    Telekomunikasi Indonesia (Foreign)       9,227
                                                        ---------
                                                           21,702
                                                        ---------
  KOREA (5.3%)
         27,155    Chosun Brewery Co., Ltd.                   894
         90,620    Hanwa Chemical Corp.                       825
         80,050    Housing & Commercial Bank, Korea
                    (Foreign)                               2,022
         40,000    Kookmin Bank GDR                           980
         53,900    Korea Electric Power (Foreign)           1,781
         60,000    Korea Mobile Telecommunications
                    Corp. ADR                                 907
          2,503    Korea Mobile Telecommunications
                    Corp. (Foreign)                         2,768
         16,130    LG Information & Communication
                    Ltd.                                    1,982
         15,920    LG Information & Communication
                    Ltd. (Foreign)                          1,956
         61,600    Pohang Iron & Steel Co., Ltd. ADR        1,317
         23,778    Samsung Electronics (Foreign)            1,865
          7,833    Samsung Electronics GDR (New)              392
         27,595    Samsung Electronics (RFD)                2,165
          1,524    Samsung Fire & Marine Insurance
                    Co.                                       918
        133,761    Shinhan Bank (Foreign)                   3,092
                                                        ---------
                                                           23,864
                                                        ---------
  MALAYSIA (20.5%)
        438,600    AMMB Holdings Bhd                        3,185
        701,000    Edaran Otomobil Nasional Bhd             6,908
      1,829,700    Genting Bhd.                            13,286
        515,000    Hicom Holdings Bhd                       1,407
        185,000    IJM Corp. Bhd                              360
      1,481,000    IOI Corp. Bhd                            2,257
        793,000    Leader Universal Holdings Bhd            1,709
        638,000    Magnum Corp. Bhd                         1,084
        914,500    Malayan Banking Bhd                      9,085
      1,491,316    Malaysian International Shipping
                    Bhd (Foreign)                           4,582
      2,189,000    Petronas Gas Bhd.                        8,908
        259,000    Public Bank Bhd                            479
      3,325,000    Renong Bhd                               5,094
      1,532,000    Resorts World Bhd                        8,680
        940,000    Sime Darby Bhd                           3,114
      1,378,000    TA Enterprise Bhd                        1,946

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
  MALAYSIA (CONTINUED)
      1,277,000    Telekom Malaysia Bhd                 $  11,260
      1,888,000    Tenaga Nasional Bhd                      6,629
        304,757    United Engineers Ltd. (Malaysia)         2,359
                                                        ---------
                                                           92,332
                                                        ---------
  PHILIPPINES (4.6%)
        468,600    Ayala Corp., Class B                       536
      1,531,237    Ayala Land, Inc., Class B                1,868
        403,200    C&P Homes, Inc.                            273
      1,865,100    DMCI Holdings, Inc.                      1,386
     15,963,500    JG Summit Holding, Class B               5,050
        385,565    Manila Electric Co., Class B             2,851
      6,309,075    Petron Corp.                             2,285
         11,725    Philippine Long Distance Telephone
                    Co., ADR                                  733
         52,350    Philippine Long Distance Telephone
                    Co., Class B                            3,253
      9,231,400    SM Prime Holdings, Inc., Class B         2,146
                                                        ---------
                                                           20,381
                                                        ---------
  SINGAPORE (14.7%)
      2,375,000    Comfort Group Ltd.                       2,074
        966,000    CSA Holding Ltd.                           947
        764,500    Development Bank of Singapore Ltd.
                    (Foreign)                               9,392
        216,560    Fraser & Neave Ltd.                      2,230
      2,246,000    Kay Hian James Capel Holdings Ltd.
                    (Foreign)                               1,994
      1,175,000    Keppel Corp., Ltd.                       9,095
        783,482    Oversea-Chinese Banking Corp.
                    (Foreign)                               9,403
        451,000    Sembawang Corp.                          2,114
        420,000    Singapore Airlines Ltd. (Foreign)        4,235
        232,400    Singapore Press Holdings (Foreign)       4,241
        993,000    Singapore Technologies Industrial
                    Corp.                                   2,355
      1,269,000    Straits Steamship Land Ltd.              4,145
        477,000    Straits Trading Co., Ltd.                1,145
      1,606,000    Sunright Ltd.                            1,391
        958,200    United Overseas Bank Ltd.
                    (Foreign)                               9,323
        903,000    Want Want Holdings                       2,149
                                                        ---------
                                                           66,233
                                                        ---------
                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------

  TAIWAN (4.6%)
      1,059,150    Cathay Life Insurance Co., Ltd.      $   6,783
      5,569,000    China Steel Corp.                        5,188
        444,000    Hua Nan Commercial Bank                  2,173
        702,000    Siliconware Precision Industries
                    Co.                                     1,119
        517,600    Taiwan Semiconductor Manufacturing
                    Co.                                     1,008
      3,105,000    Yang Ming Marine Transport               4,102
                                                        ---------
                                                           20,373
                                                        ---------
  THAILAND (12.5%)
        174,400    Advanced Information Service PCL         2,264
        186,800    Advanced Information Service PCL
                    (Foreign)                               2,425
        698,800    Bangkok Bank PCL (Foreign)               9,125
      1,046,800    Finance One PCL (Foreign)                6,176
      1,076,300    National Finance & Securities Co.,
                    Ltd. (Foreign)                          3,683
        318,800    Phatra Thanakit Co., Ltd.
                    (Foreign)                               1,818
         61,100    Shinawatra Computer Co. plc              1,048
        235,100    Shinawatra Computer Co. plc
                    (Foreign)                               4,032
         32,400    Siam Cement PCL (Foreign)                1,320
        780,800    Siam Commercial Bank (Foreign)           9,459
        171,900    TelecomAsia Corp. PCL                      348
      2,012,300    TelecomAsia Corp. PCL (Foreign)          4,076
        847,270    Thai Farmers Bank PCL (Foreign)          8,931
         13,100    United Communications Industry             135
        176,600    United Communications Industry
                    (Foreign)                               1,610
                                                        ---------
                                                           56,450
                                                        ---------
TOTAL COMMON STOCKS (Cost $393,561)                       422,478
                                                        ---------
    NO. OF
   WARRANTS
---------------
WARRANTS (0.5%)
  SINGAPORE (0.4%)
        428,125    Renong Bhd, expiring 11/21/00              177
      1,428,750    Straits Steamship Land Ltd.,
                    expiring 12/20/00                       1,725
                                                        ---------
                                                            1,902
                                                        ---------

    NO. OF                                                VALUE
   WARRANTS                                               (000)
---------------                                         ---------
  THAILAND (0.1%)
         98,821    Thai Farmers Bank PCL (Foreign)      $     265
                                                        ---------
TOTAL WARRANTS (Cost $2,028)                                2,167
                                                        ---------
     FACE
    AMOUNT
     (000)
---------------
FIXED INCOME SECURITIES (0.1%)
  MALAYSIA (0.1%)
      MYR   685    Renong Bhd 4.00%, 5/21/01 (Cost
                    $275)                                     251
                                                        ---------
SHORT-TERM INVESTMENT (4.8%)
  REPURCHASE AGREEMENT (4.8%)
   $     21,640    Chase Securities, Inc. 5.40%,
                    dated 9/30/96, due 10/01/96, to
                    be repurchased at $21,643,
                    collateralized by $15,915 U.S.
                    Treasury Bonds, 10.625%, due
                    8/15/15, valued at $21,835 (Cost
                    $21,640)                               21,640
                                                        ---------
FOREIGN CURRENCY (1.6%)
 IDR  1,299,487    Indonesian Rupiah                          559
   KRW  642,568    Korean Won                                 778
   MYR    5,291    Malaysian Ringgit                        2,111
  PHP    10,610    Philippine Peso                            404
   SGD      792    Singapore Dollar                           563
   TWD   82,153    Taiwan Dollar                            2,990
                                                        ---------
Total Foreign Currency (Cost $7,414)                        7,405
                                                        ---------
Total Investments (100.9%) (Cost $424,918)                453,941
                                                        ---------
OTHER ASSETS AND LIABILITIES (-0.9%)
 Other Assets                                              32,279
 Liabilities                                              (36,281)
                                                        ---------
                                                           (4,002)
                                                        ---------
NET ASSETS (100%)                                        $449,939
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                               $436,411
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 21,914,567 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)             $19.91
CLASS B:
NET ASSETS                                                $13,528
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 680,070 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)             $19.89

------------------------
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
PCL -- Public Company Limited
RFD -- Ranked for Dividend